UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 24, 2020

(Date of Report (date of earliest event reported))

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IRIX	Nasdaq Global Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Iridex Corporation (the “Company”) was held on June 24, 2020, at the Company’s headquarters located at 1212 Terra Bella Avenue, Mountain View, CA 94043. Present at the Annual Meeting in person or by proxy were holders of 10,636,596 shares of the Company’s common stock, constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the vote with respect to each such matter are as set forth below:

Proposal 1: Election of Directors.

Nominee	For	Withheld	Broker Non-Votes*
David I. Bruce	7,687,395	246,579	2,702,622
Doris Engibous	7,765,862	168,112	2,702,622
Robert Grove, Ph.D.	7,655,325	278,649	2,702,622
Robert A. Gunst	7,762,462	171,512	2,702,622
Kenneth E. Ludlum	7,762,962	171,012	2,702,622
Scott Shuda	7,827,920	106,054	2,702,622

*Broker non-votes did not affect the outcome of the election.

Based on the votes set forth above, each director nominee was duly elected to serve until the 2021 Annual Meeting of Stockholders or until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Proposal 2: To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021.

For	Against	Abstain	Broker Non-Votes
10,609,156	19,592	7,848	0

Based on the votes set forth above, the stockholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021.

Proposal 3: Advisory Vote on Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
6,069,450	1,714,656	149,868	2,702,622

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ David I. Bruce
David I. Bruce President and Chief Executive Officer

Date: June 25, 2020

-3-